UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 14, 2001

ASCENT ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	333-57746*	72-1493233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
650 Poydras Street, Suite 2200 New Orleans, Louisiana		70130
(Address of principal executive offices)		(Zip Code)

(504) 586-8888
(Registrant's telephone number, including area code)

* The Commission file number refers to a Form S-4 Registration Statement filed by Ascent Energy Inc. under the Securities Act of 1933, which became effective June 29, 2001.

Item 5.     Other Events.

On August 22, 2001, Ascent Energy Inc. issued the press release attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits.
(c)    Exhibits.

99     Press release dated August 22, 2001 issued by Ascent Energy Inc., announcing the completion of Ascent's acquisition of Pontotoc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT ENERGY INC.
By: /S/ JEFFREY CLARKE
Jeffrey Clarke President

Dated: August 22, 2001